Siemens Financial Services, Inc.
FIRST AMENDMENT
TO LOAN AND SECURITY AGREEMENT
(Healthcare Direct/Real Estate)
Dated: May 27, 2011 #: 405-0001064-000

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, and together with all annexes, exhibits, and schedules attached hereto, this “Amendment”) is made as of May 27, 2011 (the “Effective Date”) by and among G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC, a Delaware limited liability company (“G&E Monument”), as a Borrower and as the Borrower Representative (as defined in Section 14(c) of the Loan Agreement, as defined below); G&E HC REIT II ATHENS LTACH, LLC, a Delaware limited liability company (“G&E Athens”); G&E HC REIT II CAPE GIRARDEAU LTACH, LLC, a Delaware limited liability company (“G&E Cape Girardeau”); G&E HC REIT II COLUMBIA LTACH, LLC, a Delaware limited liability company (“G&E Columbia”); G&E HC REIT II JOPLIN LTACH, LLC, a Delaware limited liability company (“G&E Joplin” and, together with G&E Monument, G&E Athens, G&E Cape Girardeau, and G&E Columbia, the “Borrowers” and each a “Borrower”), each having a principal place of business at 1551 Tustin Avenue, Suite 300, Santa Ana, California 92705; and SIEMENS FINANCIAL SERVICES, INC., a Delaware corporation having a principal place of business at 170 Wood Avenue South, Iselin, New Jersey 08830 (“Lender”).

WHEREAS, Borrowers have previously entered into that certain Loan and Security Agreement dated as of May 19, 2011 (the “Loan Agreement”), pursuant to which the Lender agreed to make the Loan to the Borrowers upon the satisfaction of the terms and conditions contained in Section 4 of the Loan Agreement.

WHEREAS, the conditions precedent under the Loan Agreement to funding were not satisfied and certain material events subsequent to the date of the initial execution of the Loan Agreement affected the proposed terms of the Loan.

WHEREAS, the Loan was not funded due to such events based on the requirement of Lender that it consider the effect of such events on collateral for and amount of the Loan.

WHEREAS, Borrowers and Lender have agreed to a material modification of the Loan terms as set forth in this First Amendment, including a reduction of the Loan Amount to $15,500,000, and other material terms as set forth in this Amendment.

WHEREAS, Borrower and Lender agree that the effective date of the Loan and Loan Agreement, including the modification of other material terms of the Loan, is as of the date of this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and in order to induce Lender to make the Loan, Borrowers and Lender hereby agree as follows:

1. RECITALS: The foregoing Recitals are hereby made a part of this Amendment.

2. DEFINITIONS: Capitalized terms used in this Amendment shall have the meanings assigned to them in the Loan Agreement.

3. AMENDMENTS:

(a) The definition of Loan Amount in the second Recital of the Loan Agreement is hereby amended by deleting “Twenty-Five Million and 00/100 Dollars ($25,000,000.00)” where it appears therein and replacing it with “Fifteen Million Five Hundred Thousand and 00/100 Dollars ($15,500,000.00)”.

(b) Section 3(b) of the Loan Agreement is hereby amended by deleting the rate “5.83%” where it appears therein and replacing it with the rate “5.53%”.

(c) Section 3(c) of the Loan Agreement is hereby amended by deleting the amount “$176,664.58” where it appears therein and replacing it with the amount “$106,885.33”.

(d) A new Section 7(o) is hereby added to the Agreement as follows:

“(o) Post Closing Deliveries. The Borrowers shall cause the following to be delivered to the Lender no later than June 23, 2011, the following:

(i) Additional Insured Endorsement to Tenants’ and Borrowers’ liability insurance policies, naming Lender in such capacity.

(ii) Lender Loss Payee and Mortgagee Endorsement to Tenants’ and Borrowers’ property insurance policies, naming Lender in each such capacity.

(iii) Earlier Notice Endorsement of Cancellation or Material Change Endorsement to the Tenants’ and Borrowers’ liability and property insurance policies, naming Lender as a notice party.

(iv) The Assignment and Consent Agreement executed by Arvest Bank.”

(e) Annex I to the Loan Agreement is hereby amended by restating the definition of “Loan Fee” as follows:

““Loan Fee” means $116,250.00, which shall be paid by Borrowers.”

(f) Exhibit B of the Loan Agreement is hereby deleted and replaced in its entirety with Exhibit A to this Amendment.

4. REPRESENTATIONS AND WARRANTIES: To induce the Lender to enter into this Amendment, each Borrower hereby certifies, represents and warrants to the Lender that:

(a) Each Borrower is duly authorized to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended hereby.

(b) The execution and delivery of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended hereby, do not and will not conflict with any provision of law or of the limited liability company agreement of any Borrower or of any agreement binding upon the Borrower.

(c) The Loan Agreement, as amended hereby, is a legal, valid, and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(d) The representation and warranties set forth in the Loan Agreement, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Lender and except for such changes as are specifically permitted under the Loan Agreement. The Borrower has complied with and is in compliance with all of the covenants set forth in the Loan Agreement, as amended hereby.

(e) As of the date hereof, no Event of Default under the Loan Agreement, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

5. CONDITIONS PRECEDENT: This Amendment shall become effective as of the date above first written after receipt by the Lender of the following:

(a) This Amendment executed by the Borrower, the Guarantor, and the Lender.

(b) A Replacement Revolving Note in the form of Exhibit B to this Amendment, executed by the Borrowers.

(c) A funding request in the form of Exhibit A to the Loan Agreement, revised to reflect the amended Loan Amount.

(d) Each of the items required to be delivered to the Lender pursuant to Section 4 of the Loan Agreement.

6. MISCELLANEOUS:

(a) Governing Law; Jurisdiction and Venue. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF. BORROWERS AND LENDER AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE LITIGATED IN THE FEDERAL, STATE OR LOCAL COURTS SITTING IN OR FOR THE COUNTY OF MIDDLESEX, NEW JERSEY, AND HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. Borrowers and Lender acknowledge that such courts are convenient forums and waive any defense based upon doctrines of venue or forum non-conveniens or similar rules or doctrines.

(b) Severability. Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of such Loan Document.

(c) Successors and Assigns. The Loan Documents shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, heirs, and permitted successors and assigns.

(d) Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Loan Agreement and the other Loan Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Loan Agreement and the other Loan Documents.

(e) References to Loan Agreement. Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import, and each reference to the Loan Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Loan Agreement, as amended hereby.

(f) Waiver and Release of Claims. Each Borrower hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it have or may have against the Bank arising out of, pursuant to, or pertaining in any way to the Loan Agreement or any Loan Document, and any and all documents and instruments in connection with or relating to the foregoing, and this Amendment. Each Borrower each hereby further covenants and agrees not to sue the Bank or assert any claims, defenses, demands, actions, or liabilities against the Bank arising out of, pursuant to, or pertaining in any way to the Loan Agreement or any Loan Document or any and all documents and instruments in connection with or relating to the foregoing, and this Amendment.

(g) Counterparts. This Agreement may be executed in counterparts, all of which counterparts taken together shall constitute one completed fully executed document.

(h) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR RELATED IN ANY WAY TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THE PARTIES AGREE AND UNDERSTAND THAT THE EFFECT OF THIS AGREEMENT IS THAT THEY ARE GIVING UP THE RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as set forth below.

ACCEPTED BY:
SIEMENS FINANCIAL SERVICES, INC.,
as Lender
BY: /s/ Paul Ramseur
(Authorized Signature)
NAME: Paul Ramseur
(Printed or Typed)
TITLE: Vice President
(Printed or Typed)
DATE: May 27, 2011
BY: /s/ Stephanie Marinello
(Authorized Signature)
NAME: Stephanie Marinello
(Printed or Typed)
TITLE: Senior Vice President-Operations
(Printed or Typed)
DATE: May 27, 2011
(Printed or Typed)

BY EXECUTION HEREOF, THE PERSON SIGNING ON BEHALF OF EACH BORROWER CERTIFIES
THAT (S)HE HAS READ THIS ENTIRE AGREEMENT, THAT LENDER OR ITS REPRESENTATIVES
HAVE MADE NO AGREEMENTS OR REPRESENTATIONS EXCEPT AS SET FORTH HEREIN OR IN THE
OTHER LOAN DOCUMENTS, AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE THIS
AGREEMENT ON BEHALF OF SUCH BORROWER.
G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
as Borrower Representative and a Borrower
By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member
By: GRUBB & ELLIS HEALTHCARE REIT II, INC.
Its: General Partner
BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)
TITLE: Chief Financial Officer
(Printed or Typed)
DATE: May 27, 2011
(Printed or Typed)
G&E HC REIT II ATHENS LTACH, LLC,
as a Borrower
G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
Its: Sole Managing Member
By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member
By: GRUBB & ELLIS HEALTHCARE REIT II, INC.
Its: General Partner
BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)
TITLE: Chief Financial Officer
(Printed or Typed)
DATE: May 27, 2011
(Printed or Typed)
G&E HC REIT II CAPE GIRARDEAU LTACH, LLC, as a Borrower
G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
Its: Sole Managing Member
By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member
By: GRUBB & ELLIS HEALTHCARE REIT II, INC.
Its: General Partner
BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)
TITLE: Chief Financial Officer
(Printed or Typed)
DATE: May 27, 2011
(Printed or Typed)
G&E HC REIT II COLUMBIA LTACH, LLC, as a Borrower
G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
Its: Sole Managing Member
By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member
By: GRUBB & ELLIS HEALTHCARE REIT II, INC.
Its: General Partner
BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)
TITLE: Chief Financial Officer
(Printed or Typed)
DATE: May 27, 2011
(Printed or Typed)
G&E HC REIT II JOPLIN LTACH, LLC, as a Borrower
G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
Its: Sole Managing Member
By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member
By: GRUBB & ELLIS HEALTHCARE REIT II, INC.
Its: General Partner
BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)
TITLE: Chief Financial Officer
(Printed or Typed)
DATE: May 27, 2011
(Printed or Typed)